UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004

                           MERCURY GENERAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          California                   0-3681                   95-221-1612
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
        Incorporation)               File Number)            Identification No.)

                             4484 Wilshire Boulevard
                          Los Angeles, California 90010
                    (Address of Principal Executive Offices)

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                                 (323) 937-1060

              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01. Other Events

      On October 15, 2004, Mercury General Corporation issued a press release regarding preliminary estimates of losses resulting from the four hurricanes that ravaged Florida during the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits.

            99.1 Press release issued by Mercury General Corporation on October 15, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2004                  MERCURY GENERAL CORPORATION



                                        By: /s/Theodore Stalick
                                            ------------------------------------
                                        Name:  Theodore Stalick
                                        Its:  Chief Financial Officer


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                                  Exhibit Index

Exhibit 99.1. Press release issued by Mercury General Corporation October 15, 2004.


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